Note 5-Convertible Note and Derivative Liabilities	12 Months Ended
Dec. 31, 2013
Notes
Note 5-Convertible Note and Derivative Liabilities

Note 5—CONVERTIBLE NOTE AND DERIVATIVE LIABILITIES

On December 4, 2013 the Company entered into a $500,000 Promissory Note with JMJ Financial. (Attached as Exhibit 99.02 to the Company's Form 8-K filed December 17, 2013).  Under the terms, the Company will receive one or more installments on a periodic basis and will have 90 days for the date of each installment in which to repay the principal amount of the loan and interest. In the event repayment is not made within the 90 day period, JMJ shall have the right to convert any unpaid sums into common stock of the Company at the rate of the lesser of $.05 per share or 60% of the lowest trade reported in the 25 days prior to conversion. As of December 31, 2013, the Company received $50,000 of the note.

During 2013, the Company recorded a discount of $50,000 on the note of which $1,849 was amortized as of yearend.

The following table summarizes the changes in the derivative liabilities during 2013:

Balance as of December 31, 2012	$-

Additions to derivative liability related to warrants	93,662
Discount	50,000
Initial loss on convertible note	28,387

Ending balance as of December 31, 2013	$172,049

The Company uses the Black Scholes Option Pricing Model to value its option based derivatives based upon the following assumptions: dividend yield of -0-%, volatility of 208%, risk free rate of 0.30% and an expected term equal to the remaining term of the note.

There were 5,000,000 common stock warrants outstanding on the date the convertible note agreement was entered into which became tainted. These warrants were valued using the Black Scholes Option Pricing Model based upon the following assumptions: dividend yield of -0-%, volatility of 208%, risk free rate of 0.38% and an expected term equal to the remaining exercise term of the warrants.